UBS 43rd Annual Global Media and Communications Conference December 9, 2015

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS The statements contained in this presentation include certain forward-looking statements that are based largely on our current expectations and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, are described under the heading “Risk Factors” in Tribune Publishing Company’s filings with the Securities and Exchange Commission, and include: • competition and other economic conditions including fragmentation of the media landscape and competition from other media alternatives; • changes in advertising demand, circulation levels and audience shares; • our ability to develop and grow our online businesses; • our reliance on revenue from printing and distributing third-party publications; • macroeconomic trends and conditions; • our ability to adapt to technological changes; • our ability to realize benefits or synergies from acquisitions or divestitures or to operate our businesses effectively following acquisitions or divestitures; • our success in implementing expense mitigation efforts; • our ability to attract and retain employees; • changes in newsprint prices; • our reliance on third party vendors for various services; • adverse results from litigation, governmental investigations or tax-related proceedings or audits; • our ability to satisfy pension and other postretirement employee benefit obligations; • changes in accounting standards; • the effect of labor strikes, lock-outs and labor negotiations; • regulatory and judicial rulings; • our indebtedness and ability to comply with covenants applicable to our debt financing; • our adoption of fresh-start reporting which has caused our combined financial statements for periods subsequent to December 31, 2012 to not be comparable to prior periods; • our ability to satisfy future capital and liquidity requirements; • our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; and • other events beyond our control that may result in unexpected adverse operating results. The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek” and similar expressions generally identify forward-looking statements. Whether or not any such forward-looking statements are in fact achieved will depend on future events, some of which are beyond our control. You are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. CONFIDENTIAL - NOT FOR DISTRIBUTION 1

WHO WE ARE We are a next-generation media company committed to delivering innovative experiences across all platforms that engage, inform and entertain local communities through our iconic, market-leading brands. CONFIDENTIAL - NOT FOR DISTRIBUTION 2

• Strong market position in diverse regions • Blue-chip media assets delivering premium content • #1 provider of local news and content in prominent markets • Market-leading brands and unique digital properties with deep local reach and national scale • Monetization of content through digital strategies • Acceleration of national sales and digital revenue • Accretive acquisitions leverage scale • Experienced management team • Finance strategy complements overall company strategy • Strong cash balance and liquidity augments transition toward digital • Disciplined operating cost and capital management • Concentration on long-term value creation; Board-approved stock repurchase program TRIBUNE PUBLISHING: INVESTMENT THESIS CONFIDENTIAL - NOT FOR DISTRIBUTION 3 Management and strategy focused on maximizing shareholder value Distinct Competitive Advantages and Position Accelerating Digital and Improving Profitability Margins Cash Flow Generation and Solid Balance Sheet

STRONG MARKET POSITION IN DIVERSE REGIONS CONFIDENTIAL - NOT FOR DISTRIBUTION 4 F:\Word Processing\2013 - 04 (Apr)\04-10\Adler, Jeffrey\USPopulation Density Map_v3.ai #2 DMA #3 DMA #18 DMA #27 DMA #16 DMA #30 DMA #54 Market1 #45 DMA 250 or more 50-249.9 10-49.9 Less than 10 Population Per Square Mile #3 DMA #30 DMA #55 DMA 1 #2 DMA #28 DMA #18 DMA #16 DMA #42 DMA #26 DMA Source: Nielsen estimates for 2014-2015 1 The Morning Call focuses on the Lehigh Valley region within the Philadelphia DMA (#4)

BLUE-CHIP MEDIA ASSETS DELIVERING PREMIUM CONTENT CONFIDENTIAL - NOT FOR DISTRIBUTION 5 • Local news and information leader in markets we serve • Publishing history averages more than 150 years, Hartford Courant 250 years Major Brands Select Publications Other Key Assets • Tradition of journalistic excellence: 90+ total Pulitzer Prizes; 29 since 2000; 2 in 2015 • Brands earned significant peer and industry awards in 2015

MARKET-LEADING BRANDS AND UNIQUE DIGITAL PROPERTIES WITH DEEP LOCAL REACH

Portfolio Overview


Chicago Tribune

11 Leading Daily Titles

#2 in the U.S. based on Sunday print circulation (~3M)[1]



60+ Digital Media Properties

49M+ monthly average unique visitors[2] for Tribune Publishing


Hoy
Jewish Journal

150+ Niche Publications

Hoy is the largest Spanish language newspaper in the U.S.

Broad Product Offerings

Traditional Print

- Advertising
  - Print
  - Classifieds
  - Preprints
- Circulation
- Commercial print and delivery
- Direct marketing / direct mail

Digital & New Businesses

- Digital advertising
- Tribune Content Solutions
- Digital subscriptions
- Tribune Content Agency
  - News services

Ranked #1 in print and digital in 7 of the top 30 U.S. markets, including 2 of the top 3

1 March 2015 Alliance for Audited Media daily snapshot analyzer
2 ComScore as of October 31, 2015

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MONETIZATION OF CONTENT THROUGH DIGITAL STRATEGIES CONFIDENTIAL - NOT FOR DISTRIBUTION 7 Reaching Large Audiences and Building Engagement Across Digital Platforms • News • Travel • Culture • Sports • Entertainment • Politics Leading Local News & Information Provider Real-time delivery of: Multiplatform Connectivity • Subscription bundling • Fully responsive digital properties • Mobile accessibility • E-commerce Advertising Audience Monetization • 49M+ monthly avg. unique visitors1 New Consumer Digital & Mobile Revenues • Digital-only subscribers • Digital-only pricing • Subscription mobile apps • Digital/Print bundle • Enhanced e-newspaper versions • New content verticals • Enhanced consumer marketing 1 ComScore – as of October 31, 2015

DIGITAL STRATEGY YIELDING SOLID IMPROVEMENT CONFIDENTIAL - NOT FOR DISTRIBUTION 8 300 313 316 327 350 270 300 330 360 4Q14 1Q15 2Q15 3Q15 Oct. 2015 38 41 43 43 49 30 35 40 45 50 4Q14 1Q15 2Q15 3Q15 Oct. 2015 Total Unique Visitors1 Total Views1 Total Digital Subscribers Note: Excludes San Diego 659 661 678 710 723 600 630 660 690 720 750 4Q14 1Q15 2Q15 3Q15 Oct. 2015 In m ill io n s In m ill io n s 1 ComScore monthly average – as of October 31, 2015 All time record In th o u sa n d s

April 2014 May 2014 October 2014 May 2015 June 2015 ACCRETIVE ACQUISITIONS LEVERAGE SCALE CONFIDENTIAL - NOT FOR DISTRIBUTION 9 • Acquired six daily & 32 weekly suburban titles from Wrapports LLC • Integrated into Chicago Tribune Media Group Ability to produce strong cost structure synergies through efficiencies and scale • Significant cost synergies for California News Group • Acquired Reminder Media, publisher of 15 free weekly titles throughout CT • Integrated into Hartford Courant Media Group • Acquired The San Diego Union-Tribune & 9 weekly community titles • Established California News Group, which also includes Los Angeles Times • Acquired Capital-Gazette and Carroll County Times & Baltimore City Paper • Integrated into Baltimore Sun Media Group

EXPERIENCED MANAGEMENT TEAM

Executive Leadership	**Jack Griffin, Chief Executive Officer; President & Director** A veteran media industry executive who has overseen some of the most respected and well-known content companies and brands in the world including CEO of Time, Inc. from 2010-2011 and President of the National Media Group of Meredith Corporation from 2004 to 2010.
Finance	**Sandy J. Martin, Executive Vice President & Chief Financial Officer** An accomplished financial executive with considerable public accounting and public-company management experience, Martin was instrumental in orchestrating Tribune Publishing's listing on the NYSE following its separation from Tribune Media. Prior to Tribune Publishing, Martin previously served as CFO for Entech Solar and in Investor Relations, Controllership and Financial Planning & Reporting for Belo Corp, Pier 1 Imports and Sally Beauty.
Digital	**Denise Warren, President of Digital; Publisher & CEO of East Coast Publishing** Recognized as an expert for driving transformational change, Warren most recently served as Executive Vice President of Digital Products & Services for The New York Times, where she is widely credited with the success of the Times' paid digital subscription model.
National Revenue	**Michael Rooney, Executive Vice President & Chief Revenue Officer** A seasoned industry executive, Rooney served as Chief Revenue Officer for The Wall Street Journal from 2007 to 2013, overseeing a portfolio of $850M and significantly growing digital revenue across print and digital platforms.
Chicago Tribune Media Group	**Tony Hunter, Publisher & CEO of Chicago Tribune Media Group** An accomplished media executive, Hunter joined Chicago Tribune in 1994. He oversees a vast portfolio of print and digital solutions, including Chicago Tribune brand, and an array of niche products, including Chicago magazine, RedEye and Hoy; Hunter is a widely recognized expert in organizational transformation.
California News Group	**Tim Ryan, Publisher & CEO of California News Group: Los Angeles Times & The San Diego Union-Tribune** A highly regarded and innovative media executive, Ryan has more than three decades of experience, including serving as the Publisher and CEO of The Baltimore Sun Media Group (BSMG) since 2007 and of The Morning Call Media Group (MCMG) since 2010.

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Facilitates Transition FINANCE STRATEGY COMPLEMENTS OVERALL COMPANY STRATEGY 11 Invest in Digital Invest in Strategic Acquisitions Invest in National Advertising Invest in Local Advertising NEXT-GENERATION MEDIA COMPANY Strong Cash Flow Generation Solid Balance Sheet Disciplined Operating Expense Control Prudent Capital Spending Management

STRONG CASH BALANCE AND LIQUIDITY AUGMENTS TRANSITION TOWARD DIGITAL 12 $37 $40 $42 $55 $105 $92 $105 $89 $0 $50 $100 $150 4Q14 1Q15 2Q15 3Q15 Cash Balance ABL Revolver Availability Cash & Available Liquidity1 In mi lli o n s 1 ABL Borrowing Base Availability less Letters of Credit 2 See the Financial Profile for a definition of Adjusted EBITDA. A reconciliation to its most comparable GAAP measure, Net Income, is provided in the accompanying reconciliation tables. • Solid cash balance with strong liquidity - Cash balance improved nearly 50%, or $18 million over the past four quarters to $55 million - $140 million undrawn ABL revolving credit facility with $89 million availability • Moderate debt level with leverage at 2.2 times net debt / TTM Adjusted EBITDA2 as of 3Q15

DISCIPLINED OPERATING COST AND CAPITAL MANAGEMENT • Effective cost management has lowered adjusted cash operating expenses by approximately 9% over the past four quarters - Spending curtailment continues amid zero based budgeting for 2016 • Aggressive step down in capital expenditures has improved free cash flow generation - Continued focus on capital spending discipline as we finalize 2016 budgets CONFIDENTIAL - NOT FOR DISTRIBUTION 13 $11 $13 $7 $8 $0 $5 $10 $15 4Q14 1Q15 2Q15 3Q15 Capital Expenditures Adjusted Cash Operating Expenses1 1 Adjusted cash operating expenses exclude newsprint/ink, affiliate fees, adjusted acquired property cash expenses and the applicable Non-GAAP reconciliations as these expenses are considered either primarily variable to revenues or present a non-comparable expense versus the prior periods. See the Financial Profile, page 21, for the calculation of adjusted cash operating expenses. In m ill io n s In m ill io n s $327 $316 $306 $299 $280 $300 $320 $340 4Q14 1Q15 2Q15 3Q15

• Strong market position in diverse regions • Blue-chip media assets delivering premium content • #1 provider of local news and content in prominent markets • Market-leading brands and unique digital properties with deep local reach and national scale • Monetization of content through digital strategies • Acceleration of national sales and digital revenue • Accretive acquisitions leverage scale • Experienced management team • Finance strategy complements overall company strategy • Strong cash balance and liquidity augments transition toward digital • Disciplined operating cost and capital management • Concentration on long-term value creation; Board-approved stock repurchase program TRIBUNE PUBLISHING: INVESTMENT THESIS CONFIDENTIAL - NOT FOR DISTRIBUTION 14 Management and strategy focused on maximizing shareholder value Distinct Competitive Advantages and Position Accelerating Digital and Improving Profitability Margins Cash Flow Generation and Solid Balance Sheet

Financial Profile 15

NON-GAAP FINANCIAL MEASURES To provide investors with additional information regarding Tribune Publishing Company‘s (“Tribune Publishing” or “Company”) financial results, this presentation includes references to Adjusted EBITDA, Pro forma Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS. These measures are not presented in accordance with generally accepted accounting principles in the United States (US GAAP), and Tribune Publishing’s use of these terms may vary from that of others in the Company’s industry. These measures should not be considered as an alternative to net income (loss), income from operations, net income (loss) per diluted share, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Further information regarding the Company’s presentation of these measures, including a reconciliation of Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS to the most directly comparable US GAAP financial measure, is included in this presentation. Adjusted EBITDA Adjusted EBITDA is defined as net income before income taxes, interest income, interest expense, depreciation and amortization, income and losses from equity investments, corporate management fee from Tribune Media Company (“Tribune Media”), pension credits, stock-based compensation, certain unusual and non-recurring items (including spin-related costs) and reorganization items. The Company's management uses Adjusted EBITDA (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company’s Board of Directors concerning the Company’s financial performance. Management believes the presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand-alone company. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with GAAP. Instead, management believes Adjusted EBITDA should be used to supplement the Company’s financial measures derived in accordance with GAAP to provide a more complete understanding of the trends affecting the business. Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are: they do not reflect the Company’s interest income and expense, or the requirements necessary to service interest or principal payments on the Company’s debt; they do not reflect future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements. Pro forma Adjusted EBITDA Pro forma Adjusted EBITDA is defined as Adjusted EBITDA after taking into consideration rental expenses and public company costs expected to be incurred post-spin, and reductions for partial economics on reasonable-case modified affiliate agreements for digital products, including CareerBuilder.com and Cars.com. Management believes the presentation of Pro forma Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand- alone company and includes elements used as the basis for forecasting going forward. Management believes this measure improves the understanding and comparability of future results by providing quantitative estimates for historical periods presented. Adjusted Net Income and Adjusted Diluted EPS Adjusted net income is defined as Net income – GAAP excluding the following adjustments: Restructuring, acquisition and remediation costs and Pre-spin allocated costs from Tribune Media, net of the impact of income taxes. Adjusted Diluted EPS computes Adjusted net income divided by diluted weighted average shares outstanding. Management believes the presentation of these measures enhances investors’ overall understanding of the financial performance of the Company’s business as a stand- along company due to the non-recurring nature of many of the adjustments in the pre-spin and post-spin periods. Management believes Adjusted Net income and Adjusted Diluted EPS are informative to investors as they analyze current results compared to future recurring projections. 16

GAAP INCOME STATEMENT CONFIDENTIAL - NOT FOR DISTRIBUTION 17 In thousands LTM Sep. 28, 2014 Dec. 28, 2014 Mar. 29, 2015 Jun. 28, 2015 Sep. 27, 2015 Sep. 27, 2015 Operating revenue Advertising 220,842$ 265,575$ 219,829$ 225,541$ 219,772$ 930,717$ Circulation 107,511 110,795 109,283 115,026 119,979 455,083 Other 75,704 81,106 67,120 69,862 64,582 282,670 Total operating revenues 404,057 457,476 396,232 410,429 404,333 1,668,470 Operating expenses Operating expense 389,395 407,990 372,627 385,663 397,598 1,563,878 Depreciation 8,002 10,902 10,825 10,934 11,346 44,007 Amortization 2,143 2,181 1,884 2,215 2,957 9,237 Total operating expenses 399,540 421,073 385,336 398,812 411,901 1,617,122 Income from operations 4,517 36,403 10,896 11,617 (7,568) 51,348 Gain (loss) on equity investments, net (201) (350) (57) 50 (535) (892) Gain on investment transaction - - - - - - Interest income (expense), net (3,783) (5,963) (5,867) (6,331) (6,923) (25,084) Reorganization items, net (205) (250) (601) (252) 80 (1,023) Income before income taxes 328 29,840 4,371 5,084 (14,946) 24,349 Income tax expense 484 14,371 1,856 1,686 (6,345) 11,568 Net income (loss) (156)$ 15,469$ 2,515$ 3,398$ (8,601)$ 12,781$ LTM means last twelve months ended September 27, 2015. Three Months Ended

GAAP TO NON-GAAP RECONCILIATIONS CONFIDENTIAL - NOT FOR DISTRIBUTION 18 In thousands LTM Sep. 28, 2014 Dec. 28, 2014 Mar. 29, 2015 Jun. 28, 2015 Sep. 27, 2015 Sep. 27, 2015 Net income (156)$ 15,469$ 2,515$ 3,398$ (8,601)$ 12,781$ Income tax expense 484 14,371 1,856 1,686 (6,345) 11,568 (Gain) loss on equity investments, net 201 350 57 (50) 535 892 Gain on investment fair value adjustment - - - - - - Interest expense, (income), net 3,783 5,963 5,867 6,331 6,923 25,084 Reorganization items, net 205 250 601 252 (80) 1,023 Income from operations 4,517 36,403 10,896 11,617 (7,568) 51,348 Depreciation and amortization 10,145 13,083 12,709 13,149 14,303 53,244 Allocated depreciation (1) 1,731 - - - - - Allocated corporate management fee 3,851 - - - - - Restructuring, acquisition and remediation costs (2) 8,779 17,776 4,782 12,654 11,079 46,291 Litigation settlement (3) 3,842 - - - 9,100 9,100 Stock-based compensation (4) 869 1,491 1,530 1,471 2,059 6,551 Pension credits (5) (2,052) - - - - - Gain from termination of post-retirement benefits (6) - - (7,799) (650) (650) (9,099) Adjusted EBITDA (6) 31,682$ 68,753$ 22,118$ 38,241$ 28,323$ 157,435$ Modified affiliate agreement - CareerBuilder (2,000) - - - - - Modified affiliate agreement - Cars.com (4,000) - - - - - Public company costs - - - - - - Incremental rent (7) (2,339) - - - - - Intercompany rent (8)(9) 2,699 - - - - - Pro forma Adjusted EBITDA (6) 26,042$ 68,753$ 22,118$ 38,241$ 28,323$ 157,435$ Pro forma Adjusted EBITDA Margin (10) 6.4% 15.0% 5.6% 9.3% 7.0% 9.4% Three Months Ended

ADJUSTED CASH OPERATING EXPENSE RECONCILIATIONS CONFIDENTIAL - NOT FOR DISTRIBUTION 19 Three Months Ended in millions Dec. 28, 2014 Mar. 29, 2015 Jun. 28, 2015 Sep. 27, 2015 Operating Expenses (as reported) $ 421.1 $ 385.3 $ 398.8 $ 411.9 Newsprint & Ink (35.8) (31.3) (31.4) (29.1) Affiliate Fees (15.1) (14.4) (14.1) (13.7) Adjusted acquired property cash expenses (11.2) (12.5) (20.8) (34.4) Applicable Non-GAAP reconciliations for Adjusted EBITDA and Pro Forma Adjusted EBITDA (32.4) (11.2) (26.6) (35.9) Adjusted Cash Operating Expenses $ 326.6 $ 315.9 $ 305.9 $ 298.8

NOTES: GAAP TO NON-GAAP RECONCILIATIONS CONFIDENTIAL - NOT FOR DISTRIBUTION 20 (1) Allocated depreciation represents depreciation for primarily technology assets that were used by Tribune Publishing prior to the spin-off. As a result of the spin-off, these technology assets were assigned to Tribune Publishing and the related depreciation is included in post-spin operating results. (2) Restructuring (including spin-related), acquisition and remediation costs include costs related to Tribune Publishing's internal restructuring, the distribution and separation from Tribune Media Company (“TCO”), acquisitions and material weakness remediation costs. (3) Adjustment to litigation settlement reserve. (4) Stock-based compensation is due to Tribune Publishing’s or TCO’s equity compensation plans and is included for comparative purposes. (5) Pension credits are due to allocations from TCO for Tribune Publishing employees defined benefit plan. As part of the spin-off, TCO retained this plan. (6) In the first quarter of 2015, the Company did not deduct a gain of $7.8 million related to the termination of certain post-retirement benefits in the determination of Adjusted EBITDA. Management reassessed this gain and determined it is expected to be a non-recurring item and should be deducted in the determination of Adjusted EBITDA. Accordingly, presentation of Adjusted EBITDA for this period has been changed to include such adjustment for the non- recurring gain from termination of certain post-retirement benefits. (7) Incremental rent represents the amount estimated for intercompany rent prior to the finalization of the amendments to the lease agreements. Incremental rent was added back to net income for the 2014 periods prior to the spin-off as a pro forma adjusted estimate to provide investors with post-spin economics based on no longer owning the real estate. This amount is included in the calculation of Pro Forma Adjusted EBITDA and offset against the actual amount of intercompany rent for comparability to the Pro Forma Adjusted EBITDA metrics previously disclosed. Intercompany rent represents rental expense recorded by Tribune Publishing for facilities owned by TCO and its affiliates pursuant to related party lease agreements. The Company began making rent payments effective with the spin-off. (8) Intercompany rent represents rental expense recorded by Tribune Publishing for facilities owned by TCO and its affiliates pursuant to related party lease agreements prior to the spin-off. Intercompany rent expense is added back to net income for the 2014 periods prior to the spin-off for better comparability between the periods presented. The Company began making rent payments effective with the spin-off. (9) 2014 Adjusted EBITDA has been amended to exclude the adjustment for pre-spin intercompany rent for certain properties. The pre-spin intercompany rent was previously included to improve comparability between the 2013 pre-spin period and the 2014 pre-spin periods as the Company did not have intercompany rent until December 2013 for certain properties. This adjustment has been included in Pro Forma Adjusted EBITDA for comparability. (10) Pro forma Adjusted EBITDA Margin is calculated by dividing Pro forma Adjusted EBITDA by GAAP total operating revenues.